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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2003


                          Winton Financial Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
            Ohio                         0-18993                        31-1303854
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(State or other jurisdiction           (Commission          (IRS Employer Identification No.)
      of incorporation)               File Number)
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                    5511 Cheviot Road, Cincinnati, Ohio 45247
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 385-3880
                                                           --------------



     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                                                        FORM 8-K


Item 7.        Financial Statements and Exhibits.

               (a) and (b).  Not applicable.

               (c)    Exhibits.

                      See Index to Exhibits.


Item 9.        Regulation FD Disclosure.

        The following information is being furnished under Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition":

        On April 14, 2003, Winton Financial Corporation issued a press release regarding its earnings for the second quarter of fiscal 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WINTON FINANCIAL CORPORATION



                                    By:    /s/ Jill M. Burke
                                        ----------------------------------------
                                        Jill M. Burke, Chief Financial Officer


Date: April 16, 2003


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                                INDEX TO EXHIBITS


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
     Exhibit Number                                    Description
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
           99             Press Release of Winton Financial Corporation, dated April 14, 2003
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